UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K/A
                                 ---------------
                                (Amendment No.1)
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 17, 2006
                                 ---------------

                               TRIAD GUARANTY INC.
             (Exact name of registrant as specified in its charter)

     DELAWARE                       0-22342                      56-1838519
  --------------                 ------------             ----------------------
  State or Other                  Commission                  I.R.S. Employer
  Jurisdiction of                 File Number              Identification Number
  Incorporation

                            101 SOUTH STRATFORD ROAD
                       WINSTON-SALEM, NORTH CAROLINA 27104
               (Address of principal executive offices) (Zip Code)

                                 (336) 723-1282
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ /Written  communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)

/ /Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

/ /Pre-commencement  communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

/ /Pre-commencement  communications pursuant to Rule 13c-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

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SECTION 1-REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.02  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

This Amendment No. 1 to Triad Guaranty Inc.'s (the "Company") Current Report on Form 8-K filed on May 23, 2006 (the "Initial Form 8-K") is filed by the registrant to amend and restate in its entirety Item 1.02 of the Initial Form 8-K.

The 1993 Stock Incentive Plan was terminated upon approval of the 2006 Stock Incentive Plan by the Company's stockholders on May 17, 2006, although such termination shall not affect any award made under the 1993 Stock Incentive Plan prior to its termination. The registration of the remaining share reserve of the 1993 Stock Incentive Plan, 86,024 shares, will be merged into the reserve of the 2006 Stock Incentive Plan, and an additional 1,005,376 shares will be registered for issuance under the 2006 Stock Incentive Plan so that a total of 1,091,400 shares of the Company's common stock will be available for awards under the 2006 Stock Incentive Plan.


















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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                Triad Guaranty Inc.

Date: May 25, 2006              By:       /s/ Kenneth S. Dwyer
                                          -------------------------
                                Name:     Kenneth S. Dwyer
                                Title:    Vice President and Chief Accounting
                                          Officer